                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1999-1

         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1999-1 Supplement dated as of September 1, 1999 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1999-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of September 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)  Information regarding distribution in respect of the Class A
    Certificates per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of Class A
    Certificates, per $1,000 original certificate principal amount         3.41
                                                                    -----------

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per
    $1,000 original certificate principal amount                           3.41
                                                                    -----------

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per
    $1,000 original certificate principal amount                           0.00
                                                                    -----------

B)  Class A Investor Charge Offs and Reimbursement of Charge Offs

    (1) The amount of Class A Investor Charge Offs                         0.00
                                                                    -----------

    (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
    amount                                                                 0.00
                                                                    -----------

    (3) The total amount reimbursed in respect of Class A Investor
    Charge Offs                                                            0.00
                                                                    -----------

    (4) The amount set forth in paragraph 3 above, per $1,000
    original certificate principal amount                                  0.00
                                                                    -----------

    (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
    Invested Amount after giving effect to all transactions on
    such Distribution Date                                                 0.00
                                                                    -----------

C)  Information regarding distributions in respect of the Class B
    Certificates, per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of Class B
    Certificates, per $1,000 original certificate principal amount         3.68
                                                                    -----------

    (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per
    $1,000 original certificate principal amount                           3.68
                                                                    -----------

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per
    $1,000 original certificate principal amount                           0.00
                                                                    -----------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
    Invested Amount

    (1) The amount of reductions in Class B Invested Amount
    pursuant to clauses (c), (d), and (e) of the definition of
    Class B Invested Amount                                                0.00
                                                                    -----------

    (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
    certificate principal amount                                           0.00
                                                                    -----------

    (3) The total amount reimbursed in respect of such reductions
    in the Class B Invested Amount                                         0.00
                                                                    -----------

    (4) The amount set forth in paragraph 3 above, per $1,000
    original certificate principal amount                                  0.00
                                                                    -----------

    (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
    Invested Amount after giving effect to all transactions on
    such Distribution Date                                                 0.00
                                                                    -----------


          Conseco Finance Corp., as Servicer

          By: /s/ Timothy R. Jacobson
              ---------------------------------------------
              Name:  Timothy R. Jacobson
              Title: Vice President and Assistant Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                              987,215,169.21
                                                                                           --------------
Removed Principal Receivables:                                                               3,265,308.89
                                                                                             ------------
Additional Principal Receivables:                                                           10,878,646.87
                                                                                            -------------
End of the Month Principal Receivables:                                                    966,441,286.86
                                                                                           --------------
End of the Month Total Receivables:                                                        966,441,286.86
                                                                                           --------------

Excess Funding / Prefunding Account Balance                                              $347,390,840.32
                                                                                         ---------------
Aggregate Invested Amount (all Master Trust Series)                                      1,208,671,000.00
                                                                                         ----------------

End of the Month Transferor Amount                                                          32,866,263.60
                                                                                            -------------

DELINQUENCIES AND LOSSES ---
                                                                             RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                     3,565,798.06
                                                                                             ------------
   61-90 Days Delinquent                                                                     1,004,289.66
                                                                                             ------------
   90+ Days Delinquent                                                                       2,640,655.80
                                                                                             ------------

   Total 30+ Days Delinquent                                                                 7,210,743.52
                                                                                             ------------


Defaulted Accounts During the Month                                                            813,665.31
                                                                                               ----------


INVESTED AMOUNTS ---

Class A Initial Invested Amount                               605,500,000.00
                                                              --------------
Class B Initial Invested Amount                                31,500,000.00
                                                               -------------
Class C Initial Invested Amount                                40,250,000.00
                                                               -------------
Class D Initial Invested Amount                                22,750,000.00
                                                               -------------
INITIAL INVESTED AMOUNT                                                                    700,000,000.00
                                                                                           --------------

Class A Adjusted Invested Amount                              605,500,000.00
                                                              --------------
Class B Adjusted Invested Amount                               31,500,000.00
                                                               -------------
Class C Adjusted Invested Amount                               40,250,000.00
                                                               -------------
Class D Adjusted Invested Amount                               50,787,645.76
                                                               -------------
ADJUSTED INVESTED AMOUNT                                                                   728,037,645.76
                                                                                           --------------

MONTHLY SERVICING FEE                                                                          610,393.40
                                                                                               ----------

INVESTOR DEFAULT AMOUNT                                                                        450,855.09
                                                                                               ----------

SERIES 1999-1 INFORMATION

SERIES 1999-1 ALLOCATION PERCENTAGE                                                                57.91%
                                                                                                   ------
SERIES 1999-1 ALLOCABLE FINANCE CHARGE                                                       3,849,088.72
                                                                                             ------------
SERIES 1999-1 UNREIMBURSED CHARGE-OFFS                                                              0.00
                                                                                                    ----
SERIES 1999-1 ALLOCABLE DEFAULTED AMOUNT                                                      471,233.05
                                                                                              ----------
SERIES 1999-1 MONTHLY FEES                                                                    610,393.40
                                                                                              ----------
SERIES 1999-1 ALLOCABLE PRINCIPAL COLLECTIONS                                             110,668,986.26
                                                                                          --------------
SERIES 1999-1 REQUIRED TRANSFEROR AMOUNT                                                   29,121,505.83
                                                                                           -------------
FLOATING ALLOCATION PERCENTAGE                                                                     55.62%
                                                                                                   ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                         4,233,782.02
                                                                                            ------------
INVESTOR DEFAULT AMOUNT                                                                       450,855.09
                                                                                              ----------
PRINCIPAL ALLOCATION PERCENTAGE                                                                    55.62%
                                                                                                   ------
AVAILABLE PRINCIPAL COLLECTIONS                                                           105,502,671.39
                                                                                          --------------

CLASS A FLOATING ALLOCATION                                                                        45.98%
CLASS A REQUIRED AMOUNT                                                                             0.00
                                                                                                    ----

CLASS B FLOATING ALLOCATION                                                                         2.39%
CLASS B REQUIRED AMOUNT                                                                             0.00
                                                                                                    ----

CLASS C FLOATING ALLOCATION                                                                         3.06%
CLASS D FLOATING ALLOCATION                                                                         4.19%

TOTAL EXCESS SPREAD                                                                         1,631,685.09
                                                                                            ------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                              4.51%
                                                                       -----
Base Rate (Prior Month)                                                4.67%
                                                                       -----
Base Rate (Two Months Ago)                                             4.82%
                                                                       -----
THREE MONTH AVERAGE BASE RATE                                                                       4.67%
                                                                                                    -----

Series Adjusted Portfolio Yield (Current Month)                        6.22%
                                                                       -----
Series Adjusted Portfolio Yield (Prior Month)                          7.22%
                                                                       -----
Series Adjusted Portfolio Yield (Two Months Ago)                       6.38%
                                                                       -----
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                       6.61%
                                                                                                    -----
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                       45.98%
                                                                                                   ------
   Class A Principal Collections                              87,745,280.61
                                                              -------------

CLASS B PRINCIPAL PERCENTAGE                                                                        2.39%
                                                                                                    -----
   Class B Principal Collections                               4,564,783.38
                                                               ------------

CLASS C PRINCIPAL PERCENTAGE                                                                        3.06%
                                                                                                    -----
   Class C Principal Collections                               5,832,778.77
                                                               ------------

CLASS D PRINCIPAL PERCENTAGE                                                                        4.19%
                                                                                                    -----
   Class D Principal Collections                               7,359,828.62
                                                               ------------

AVAILABLE PRINCIPAL COLLECTIONS                              105,502,671.39
                                                             --------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                  $0.00
                                                                                                   -----

SERIES 1999-1 PRINCIPAL SHORTFALL                                                                  $0.00
                                                                                                   -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                  $0.00
                                                                                                   -----
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                        $0.00
                                                                      -----
Deficit Controlled Accumulation Amount                                $0.00
                                                                      -----
CONTROLLED DEPOSIT AMOUNT                                                                          $0.00
                                                                                                   -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                  $0.00
                                                                                                   -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                          $105,953,526.47
                                                                                         ---------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                       $0.00
                                                                                                   -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                 $0.00
                                                                                                   -----
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                       $0.00
                                                                                                   -----
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                       $0.00
                                                                                                   -----
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                            $0.00
                                                                                                   -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                             $0.00
                                                                                                   -----
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                             $0.00
                                                                                                   -----
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                             $0.00
                                                                                                   -----

               Conseco Finance Corp., as Servicer

               By: /s/ Timothy R. Jacobson
                   ---------------------------------------------
                   Name:  Timothy R. Jacobson
                   Title: Vice President and Assistant Treasurer